INDEPENDENT AUDITORS' CONSENT


The Stockholders and Board of Directors
Global Technologies, Ltd.:


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3.


                                        /s/ KPMG LLP

Phoenix, Arizona
April 13, 2000